Exhibit 99.1

Q2 Holdings, Inc. Announces Third Quarter 2017 Financial Results
Total third quarter revenue of $50.1 million, up 31 percent year-over-year

AUSTIN, Texas (Nov. 1, 2017) - Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of secure, cloud-based digital banking solutions for community-focused financial institutions, today announced results for its third quarter ending Sept. 30, 2017.

Third Quarter 2017 Results

•	Revenue for the third quarter of $50.1 million, up 31 percent year-over-year and up 5 percent sequentially.

•	GAAP gross margin for the third quarter of 48.5 percent, down from 48.8 percent one year ago. Non-GAAP gross margin for the third quarter of 52.3 percent, flat with 52.3 percent one year ago.

•
GAAP net loss for the third quarter of $5.8 million, which compares to a GAAP net loss of $9.5 million for the third quarter of 2016. Adjusted EBITDA for the third quarter of positive $3.6 million, an improvement from negative $1.1 million one year ago.

“I am very pleased with our sales execution in the quarter,” said Matt Flake, CEO of Q2. “We converted multiple Tier 1 opportunities in the quarter including two banks and one of the largest credit unions in the country. I remain encouraged by our pipeline and optimistic that we can sustain our positive momentum into the fourth quarter.”

Third Quarter 2017 Highlights

•	Exited the third quarter with nearly 10 million registered users on the Q2 Platform, representing 4 percent sequential and more than 27 percent year-over-year growth.

•	Signed two Tier 1 banks, an $8 billion bank in the Midwest and a $5 billion bank in the northeastern United States.

•
A Tier 1 credit union selected Q2 to power its consumer banking offering. This credit union is now a full platform customer, having selected Q2 in 2016 to serve their small business members. This represented the largest product cross sale in company history.

•	Chime Bank deployed Q2 CardSwap, becoming the first customer to go live with this technology.

Financial Outlook

Q2 Holdings is providing guidance for its fourth quarter 2017 as follows:

•	Total revenue of $51.4 to $51.8 million, which would represent year-over-year growth of 22 to 23 percent.

•
Adjusted EBITDA of positive $3.3 million to $3.7 million. GAAP net loss is the most comparable GAAP measure to adjusted EBITDA. Adjusted EBITDA differs from GAAP net loss in that it excludes depreciation and amortization, stock based compensation, acquisition-related costs, interest, and income taxes. Q2 Holdings is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Q2 Holdings has not provided guidance for GAAP net loss or a reconciliation of the foregoing forward-looking adjusted EBITDA guidance to GAAP net loss.

Q2 Holdings is providing guidance for the full-year 2017 as follows:

•	Total revenue of $193.6 to $194 million, which would represent year-over-year growth of 29 percent.

•
Adjusted EBITDA of positive $9.4 million to $9.8 million. Adjusted EBITDA differs from GAAP net loss in that it excludes depreciation and amortization, stock based compensation, acquisition-related costs, interest, and income taxes. Q2 Holdings is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Q2 Holdings has not provided guidance for GAAP net loss or a reconciliation of the foregoing forward-looking adjusted EBITDA guidance to GAAP net loss.

Conference Call Details

Date:	Nov. 2, 2017
Time:	8:30 a.m. EDT
Hosts:	Matt Flake, CEO / Jennifer Harris, CFO
Dial in:	US toll free: 1-833-241-4254
International: 1-647-689-4046
Conference ID:	1472805

Please join the conference call at least 10 minutes before start time to ensure the line is connected. A live webcast of the conference call will be accessible from the investor services section of the Q2 Holdings, Inc. website at http://investors.q2ebanking.com/.

A replay of the webcast will also be available at this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.

Q2 Holdings, Inc. (Q2) is a leading provider of secure, cloud-based digital banking solutions headquartered in Austin, Texas. Q2 is driven by a culture of partnership and dedication to empowering community-focused banks and credit unions with digital banking solutions that help them stand apart, scale smart and grow beyond with retail and commercial account holders. Q2’s solutions are designed to deliver a compelling, secure and consistent user experience on any device and enable customers to improve account holder retention and to create incremental sales opportunities. To learn more about Q2, visit www.q2ebanking.com.

Use of Non-GAAP Measures

Q2 uses the following non-GAAP financial measures: adjusted EBITDA; non-GAAP gross margin; non-GAAP gross profit; non-GAAP sales and marketing expense; non-GAAP research and development expense; non-GAAP general and administrative expense; non-GAAP operating loss; and, non-GAAP net loss. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance.

In the case of adjusted EBITDA, Q2 adjusts net loss for such things as interest, taxes, depreciation and amortization, stock-based compensation, acquisition-related costs, amortization of technology and intangibles, and unoccupied lease charges. In the case of non-GAAP gross margin and non-GAAP gross profit, Q2 adjusts gross profit and gross margin for stock-based compensation and amortization of acquired technology. In the case of non-GAAP sales and marketing expense, non-GAAP research and development expense, and non-GAAP general and administrative expense, Q2 adjusts the corresponding GAAP expense to exclude stock-based compensation. In the case of non-GAAP operating loss and non-GAAP net loss, Q2 adjusts operating loss and net loss, respectively, for stock-based compensation, acquisition related-costs, amortization of acquired technology, amortization of acquired intangibles, and unoccupied lease charges.

These non-GAAP measures should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.

Q2’s management uses these non-GAAP measures as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2’s financial performance.

Forward-looking Statements
This press release contains forward-looking statements, including statements about positive sales momentum, optimism about our pipeline, and Q2’s quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) the risk of increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers and new products and services; (b) the risk that the market for Q2’s solutions does not grow as anticipated, in particular with respect to Tier 1 customers; (c) the risk that Q2’s increased focus on selling to larger Tier 1 customers may result in greater uncertainty and variability in Q2’s business and sales results; (d) the risk that changes in Q2’s market, business or sales organization negatively impacts its ability to sell its products and services; (e) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes; (f) the risk that errors, interruptions or delays in Q2’s products or services or Web hosting negatively impacts Q2’s business and sales; (g) risks associated with data breaches and breaches of security measures within Q2’s products, systems and infrastructure and the resultant harm to Q2’s business and its ability to sell its products and services; (h) the impact that a slowdown in the economy, financial markets, and credit markets has on Q2’s customers and Q2’s business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2’s customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality required by customers and governmental authorities; (j) the risks inherent in technology and implementation partnerships that could cause harm to Q2’s business; (k) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on reputation and the timing of its revenue from any delayed implementations; (l) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (m) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (n) the risk that modifications or negotiations of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; (o) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; (p) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; and (q) the risks associated with further consolidation in the financial services industry.
Additional information relating to the uncertainty affecting the Q2 business are contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Services section of Q2’s website at http://investors.q2ebanking.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2017	December 31, 2016
	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$40,140	$54,873
Restricted cash	2,915	1,315
Investments	48,717	42,249
Accounts receivable, net	15,768	12,240
Prepaid expenses and other current assets	5,093	3,215
Deferred solution and other costs, current portion	9,416	8,839
Deferred implementation costs, current portion	3,590	2,938
Total current assets	125,639	125,669
Property and equipment, net	32,140	27,480
Deferred solution and other costs, net of current portion	12,411	11,125
Deferred implementation costs, net of current portion	8,387	8,096
Intangible assets, net	13,512	15,208
Goodwill	12,876	12,876
Other long-term assets	502	526
Total assets	$205,467	$200,980

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$23,749	$29,088
Deferred revenues, current portion	40,505	30,123
Total current liabilities	64,254	59,211
Deferred revenues, net of current portion	28,286	31,707
Deferred rent, net of current portion	9,711	9,466
Other long-term liabilities	579	361
Total liabilities	102,830	100,745
Stockholders' equity:
Common stock	4	4
Treasury stock	(597)	(417)
Additional paid-in capital	249,892	226,485
Accumulated other comprehensive loss	(69)	(54)
Accumulated deficit	(146,593)	(125,783)
Total stockholders' equity	102,637	100,235
Total liabilities and stockholders' equity	$205,467	$200,980

Q2 Holdings, Inc.
Condensed Consolidated Statements of Comprehensive Loss
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$50,116	$38,305	$142,275	$108,069
Cost of revenues (1) (2)	25,813	19,599	72,913	56,283
Gross profit	24,303	18,706	69,362	51,786

Operating expenses:
Sales and marketing (1)	9,904	8,980	30,878	26,798
Research and development (1)	10,092	8,219	29,665	23,952
General and administrative (1)	9,596	8,624	27,316	23,482
Acquisition related costs	270	1,835	969	4,793
Amortization of acquired intangibles	369	368	1,113	1,104
Unoccupied lease charges	—	—	—	33
Total operating expenses	30,231	28,026	89,941	80,162
Loss from operations	(5,928)	(9,320)	(20,579)	(28,376)
Other income (expense), net	149	(64)	292	(135)
Loss before income taxes	(5,779)	(9,384)	(20,287)	(28,511)
Provision for income taxes	(3)	(97)	(356)	(330)
Net Loss	$(5,782)	$(9,481)	$(20,643)	$(28,841)
Other comprehensive gain (loss)
Unrealized gain (loss) on available-for-sale investments	15	(17)	(15)	88
Comprehensive loss	$(5,767)	$(9,498)	$(20,658)	$(28,753)

Net loss per common share:
Net loss per common share, basic and diluted	$(0.14)	$(0.24)	$(0.50)	$(0.73)
Weighted average common shares outstanding, basic and diluted	41,386	39,870	41,030	39,445

(1)	Includes stock-based compensation expenses as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Cost of revenues	$983	$547	$2,526	$1,408
Sales and marketing	699	587	2,142	1,514
Research and development	1,149	766	3,127	2,050
General and administrative	2,576	1,459	6,831	3,849
Total stock-based compensation expenses	$5,407	$3,359	$14,626	$8,821

(2)
Includes amortization of acquired technology of $0.9 million and $0.8 million for the three months ended September 30, 2017 and 2016, respectively, and $2.7 million and $2.4 million for the nine months ended September 30, 2017 and 2016, respectively.

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
	2017	2016
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$(20,643)	$(28,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of deferred implementation, solution and other costs	5,526	4,928
Depreciation and amortization	11,049	8,935
Amortization of debt issuance costs	28	72
Amortization of premiums on investments	263	324
Stock-based compensation expenses	14,626	8,821
Deferred income taxes	227	208
Other non-cash charges	5	164
Changes in operating assets and liabilities	(9,738)	4,000
Cash provided by (used in) operating activities	1,343	(1,389)
Cash flows from investing activities:
Net redemptions (purchases) of investments	(6,748)	2,626
Purchases of property and equipment	(11,379)	(13,553)
Business combinations and asset acquisitions, net of cash acquired	(3,816)	(95)
Capitalization of software development costs	(970)	(1,932)
Purchases of intangible assets	—	(263)
Increase in restricted cash	(1,600)	—
Cash used in investing activities	(24,513)	(13,217)
Cash flows from financing activities:
Payments on financing obligations and capital leases, net	—	(5,051)
Proceeds from issuance of common stock	8,437	4,231
Net cash provided by (used in) financing activities	8,437	(820)
Net decrease in cash and cash equivalents	(14,733)	(15,426)
Cash and cash equivalents, beginning of period	54,873	67,049
Cash and cash equivalents, end of period	$40,140	$51,623

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP gross profit	$24,303	$18,706	$69,362	$51,786
Stock-based compensation	983	547	2,526	1,408
Amortization of acquired technology	912	798	2,710	2,393
Non-GAAP gross profit	$26,198	$20,051	$74,598	$55,587

Non-GAAP gross margin:
Non-GAAP gross profit	$26,198	$20,051	$74,598	$55,587
GAAP revenue	50,116	38,305	142,275	108,069
Non-GAAP gross margin	52.3%	52.3%	52.4%	51.4%

GAAP sales and marketing expense	$9,904	$8,980	$30,878	$26,798
Stock-based compensation	(699)	(587)	(2,142)	(1,514)
Non-GAAP sales and marketing expense	$9,205	$8,393	$28,736	$25,284

GAAP research and development expense	$10,092	$8,219	$29,665	$23,952
Stock-based compensation	(1,149)	(766)	(3,127)	(2,050)
Non-GAAP research and development expense	$8,943	$7,453	$26,538	$21,902

GAAP general and administrative expense	$9,596	$8,624	$27,316	$23,482
Stock-based compensation	(2,576)	(1,459)	(6,831)	(3,849)
Non-GAAP general and administrative expense	$7,020	$7,165	$20,485	$19,633

GAAP operating loss	$(5,928)	$(9,320)	$(20,579)	$(28,376)
Stock-based compensation	5,407	3,359	14,626	8,821
Acquisition related costs	270	1,835	969	4,793
Amortization of acquired technology	912	798	2,710	2,393
Amortization of acquired intangibles	369	368	1,113	1,104
Unoccupied lease charges	—	—	—	33
Non-GAAP operating income (loss)	$1,030	$(2,960)	$(1,161)	$(11,232)

GAAP net loss	$(5,782)	$(9,481)	$(20,643)	$(28,841)
Stock-based compensation	5,407	3,359	14,626	8,821
Acquisition related costs	270	1,835	969	4,793
Amortization of acquired technology	912	798	2,710	2,393
Amortization of acquired intangibles	369	368	1,113	1,104
Unoccupied lease charges	—	—	—	33
Non-GAAP net income (loss)	$1,176	$(3,121)	$(1,225)	$(11,697)

Reconciliation from diluted weighted-average number of common shares as reported to pro forma diluted weighted average number of common shares
Diluted weighted-average number of common shares, as reported	41,386	39,870	41,030	39,445
Weighted-average effect of potentially dilutive shares	2,050	—	—	—
Pro forma diluted weighted-average number of common shares	43,436	39,870	41,030	39,445

Calculation of non-GAAP income (loss) per share:
Non-GAAP net income (loss)	$1,176	$(3,121)	$(1,225)	$(11,697)
Diluted weighted-average number of common shares (pro forma for three months ended September 30, 2017)	43,436	39,870	41,030	39,445
Non-GAAP net income (loss) per share	$0.03	$(0.08)	$(0.03)	$(0.30)

Reconciliation of GAAP net loss to adjusted EBITDA:
GAAP net loss	$(5,782)	$(9,481)	$(20,643)	$(28,841)
Depreciation and amortization	3,822	3,064	11,049	8,935
Stock-based compensation	5,407	3,359	14,626	8,821
Provision for income taxes	3	97	356	330
Interest (income) expense, net	(149)	64	(292)	135
Acquisition related costs	270	1,835	969	4,793
Unoccupied lease charges	—	—	—	33
Adjusted EBITDA	$3,571	$(1,062)	$6,065	$(5,794)

MEDIA CONTACT:	INVESTOR CONTACT:
Emma Chase	Bob Gujavarty
Red Fan Communications	Q2 Holdings, Inc.
O: (512) 551-9253 / C: (512) 917-4319	O: (512) 439-3447
emma@redfancommunications.com	bobby.gujavarty@q2ebanking.com

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